UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Tellurian Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE:

Below are a cover letter and revised form of proxy card for the annual meeting of stockholders of Tellurian Inc. (“Tellurian”) to be held on June 5, 2019 that are being mailed to Tellurian stockholders on or about May 22, 2019.

To the stockholders of Tellurian Inc. (“Tellurian”):

Enclosed is a revised form of proxy card (the “revised proxy card”) for the annual meeting of stockholders of Tellurian that will be held on June 5, 2019 (the “annual meeting”). Due to a printing error, the form of proxy card mailed with the proxy statement for the annual meeting (the “initial proxy card”) included an option to cast a “withhold” vote on Proposal 1 relating to the election of directors rather than an “against” vote and did not provide an option to “abstain” from the vote.  The revised proxy card replaces the “withhold” option with an option to vote “against” director candidates and adds an option to “abstain” from voting on the candidates. The proxy statement explains the effects of voting “against” or “abstaining” with respect to Proposal 1 in a manner consistent with the revised proxy card.

If you already voted on the initial proxy card, any votes cast “for” or “withheld” from a director nominee will be counted as a vote “for” or “against” such director nominee, respectively. If you already voted and wish to vote on the revised proxy card, you may do so via any of the means described in the proxy statement, including by mailing in the enclosed revised proxy card or by phone or internet as described below:

Telephone — call toll free 1-800-690-6903. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions the voice provides you.

Internet — go to http://www.proxyvote.com. Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to obtain your records and create an electronic ballot.

Only your latest submitted vote will count, so if you vote on the revised proxy card, that vote will revoke any previous vote you submitted on the initial proxy card.

If you need assistance in voting, have questions regarding the annual meeting, the proposals to be made at the annual meeting or how to submit your proxy, or want additional copies of the proxy statement or the revised proxy card, please contact either of the following:

Corporate Secretary Tellurian Inc. 1201 Louisiana Street, Suite 3100 Houston, Texas 77002 Telephone: (832) 962-4000 Facsimile: (832) 962-4055 E-mail: CorpSec@tellurianinc.com	Morrow Sodali LLC 470 West Avenue Stamford, Connecticut 06902 Telephone: (203) 658-9400 Toll Free: (800) 662-5200 Facsimile: (203) 658-9444 E-mail: tell.info@morrowsodali.com

1201 Louisiana Street Suite 3100 | Houston, TX 77002 | TEL + 1 832 962 4000 | www.tellurianinc.com

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 4, 2019. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. TELLURIAN INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 4, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E80746-P22522 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY TELLURIAN INC. The Board of Directors of Tellurian Inc. (the "Company") recommends you vote FOR the following: 1. To elect the three nominees identified in the proxy statement as members of the Board of Directors of the Company, each to hold office for a three-year term expiring at the 2022 annual meeting of stockholders: For Against Abstain Nominees:                1a. Brooke A. Peterson 1b. Charif Souki 1c. Don A. Turkleson 2. To approve, for purposes of Nasdaq Listing Rule 5635, the issuance by the Company of shares of common stock of the Company to TOTAL Delaware, Inc., pursuant to the terms of the Common Stock Purchase Agreement, dated April 3, 2019, by and between the Company and TOTAL Delaware, Inc. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for th e fiscal year ending December 31, 2019. 3. NOTE: To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof. Yes No   Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available at www.proxyvote.com. E80747-P22522 TELLURIAN INC. Annual Meeting of Stockholders Wednesday, June 5, 2019 at 8:30 a.m. Central Daylight Time This proxy is solicited by or on behalf of the Board of Directors The undersigned stockholder(s) hereby appoint(s) Daniel A. Belhumeur and Meredith S. Mouer, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares o f common and/or preferred stock that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 a.m. CDT on Wednesday, June 5, 2019, at the Petroleum Club of Houston, located at 1201 Louisiana Street, 35th Floor, Ho uston, TX 77002, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side